UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  November 25, 2003



                      RENAISSANCE  MORTGAGE  ACCEPTANCE CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-82550-06                 52-2356399
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               1000 Woodbury Road
                            Woodbury, New York 11797
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (516) 364-8500

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Home Equity Loan Asset-Backed Certificates, Series 2003-2 pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2003 among Delta Funding Corporation, as Seller, Renaissance Mortgage Acceptance Corp , as Depositor, Ocwen Federal Bank FSB, as Servicer, and JPMorgan Chase Bank, as trustee.

    On November 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2003 is filed as
               Exhibit 99.1 hereto.

RENAISSANCE HOME EQUITY LOAN TRUST 2003-3
Home Equity Loan Asset-Backed Certificates, Series 2003-2
-------------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                JPMORGAN CHASE BANK,



Date:  December 1, 2003     By:   /s/  Andreas Auer
                                  --------------------------------------------
                            Name:    Andreas Auer
                            Title:   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2003

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2003

               Renaissance Home Equity Loan Trust, Series 2003-2
                         STATEMENT TO CERTIFICATEHOLDERS
                                November 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A      328,600,000.00   320,524,628.29    2,773,461.96     402,792.62    3,176,254.58      0.00      0.00      317,751,166.33
M1      26,000,000.00    26,000,000.00            0.00      40,736.94       40,736.94      0.00      0.00       26,000,000.00
M2A     12,000,000.00    12,000,000.00            0.00      30,160.00       30,160.00      0.00      0.00       12,000,000.00
M2F     10,000,000.00    10,000,000.00            0.00      41,500.00       41,500.00      0.00      0.00       10,000,000.00
M3      11,600,000.00    11,600,000.00            0.00      40,835.22       40,835.22      0.00      0.00       11,600,000.00
M4       4,800,000.00     4,800,000.00            0.00      20,764.00       20,764.00      0.00      0.00        4,800,000.00
R1               0.00             0.00            0.00           0.00            0.00      0.00      0.00                0.00
R2               0.00             0.00            0.00           0.00            0.00      0.00      0.00                0.00
R3               0.00             0.00            0.00           0.00            0.00      0.00      0.00                0.00
P              100.00           100.00            0.00      48,513.27       48,513.27      0.00      0.00              100.00
TOTALS 393,000,100.00   384,924,728.29    2,773,461.96     625,302.05    3,398,764.01      0.00      0.00      382,151,266.33

AIO     46,665,520.00    45,288,645.00            0.00     113,221.61      113,221.61         0.00      0.00    44,785,381.00
BIO    400,000,000.00   391,924,628.29            0.00   1,915,300.48    1,915,300.48         0.00      0.00   389,151,166.33
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A       759950AW8       975.42491872    8.44023725    1.22578399     9.66602124          966.98468147       A       1.560000 %
M1      759950AY4     1,000.00000000    0.00000000    1.56680538     1.56680538        1,000.00000000       M1      1.945000 %
M2A     759950AZ1     1,000.00000000    0.00000000    2.51333333     2.51333333        1,000.00000000       M2A     3.120000 %
M2F     759950BA5     1,000.00000000    0.00000000    4.15000000     4.15000000        1,000.00000000       M2F     4.980000 %
M3      759950BB3     1,000.00000000    0.00000000    3.52027759     3.52027759        1,000.00000000       M3      4.370000 %
M4      759950BC1     1,000.00000000    0.00000000    4.32583333     4.32583333        1,000.00000000       M4      5.370000 %
P       N/A           1,000.00000000    0.00000000         #####          #####        1,000.00000000       P       0.000000 %
TOTALS                  979.45198561    7.05715332    1.59109896     8.64825228          972.39483229

AIO     759950AX6       970.49481073    0.00000000    2.42623697     2.42623697          959.71031717       AIO     3.000000 %
BIO     N/A             979.81157073    0.00000000    4.78825120     4.78825120          972.87791583       BIO     5.864292 %
-----------------------------------------------------------------------------------------------------    -------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                -------------------------------------------------
                                Joshua E Safchik
               JPMorgan Chase Bank - Structured Finance Services
                         4 New York Plaza, 6th Floofr,
                            New York, New York 10004
                              Tel: (212) 623-5378
                        Email: Joshua.Safchik@chase.com

                -------------------------------------------------

                                      -5-

          Principal Funds:
          Scheduled Principal                                                               465,639.13
          Curtailments                                                                       39,172.77
          Prepayments and Liquidations                                                    2,268,650.06
          Current Realized Losses                                                                 0.00
                                Total Principal Remitance                                 2,773,461.96

          Interest Funds:
          Scheduled Interest                                                              2,708,027.79
          Soldiers' & Sailors' Civil Relief Act                                                   0.00
          Prepayment Charges                                                                 48,513.27
          Other Shortfalls                                                                        0.00
          Servicing Fee                                                                      97,981.16
          Trustee Fee                                                                         3,102.74
          Custodian Fee                                                                       1,633.02
                                Total Interest Remitance                                  2,653,824.14

          Trust Account Funds deposited to Distribution Account:
          Excess Funding Amount                                                                   0.00
          Class P Deposit                                                                         0.00
          First Payment Loan Shortfall                                                            0.00
          Interest Rate Cap Amount                                                                0.00
                                Total Trust Account Funds                                         0.00

                                Available Funds                                           5,427,286.10

          Beginning Pool Stated Principal Balance                                       391,924,628.29
          Ending Pool Stated Principal Balance                                          389,151,166.33

          Beginning Loan Count                                                                2,984.00
          Ending Loan Count                                                                   2,962.00

          Number of Loans Modified                                                                   0
          Balance of Loans Modified                                                               0.00

          Weighted Average Mortgage Rate                                                        8.29 %
          Weighted Average Net Rate                                                             7.98 %
          Weighted Average Term to Maturity                                                        316

          Monthly Advances                                                                  780,452.58

          Excess Interest paid as principal                                                       0.00

                                                      November 25 2003
          Interest Carryover Shortfall Occured This Period
                                Class A                                                           0.00
                                Class M1                                                          0.00
                                Class M2A                                                         0.00
                                Class M2F                                                         0.00
                                Class M3                                                          0.00
                                Class M4                                                          0.00

          Remaining Interest Carryover Shortfall
                                Class A                                                           0.00
                                Class M1                                                          0.00
                                Class M2A                                                         0.00
                                Class M2F                                                         0.00
                                Class M3                                                          0.00
                                Class M4                                                          0.00

          Principal Carryover Shortfall Occured This Period
                                Class A                                                           0.00
                                Class M1                                                          0.00
                                Class M2A                                                         0.00
                                Class M2F                                                         0.00
                                Class M3                                                          0.00
                                Class M4                                                          0.00

          Remaining Principal Carryover Shortfall
                                Class A                                                           0.00
                                Class M1                                                          0.00
                                Class M2A                                                         0.00
                                Class M2F                                                         0.00
                                Class M3                                                          0.00
                                Class M4                                                          0.00

          Net Rate Carryover Shortfall Distributed (From Interest Rate Cap Amount)
                                Class A                                                           0.00
                                Class M1                                                          0.00
                                Class M2A                                                         0.00
                                Class M2F                                                         0.00
                                Class M3                                                          0.00
                                Class M4                                                          0.00

          Net Rate Carryover Shortfall Distributed (From Available Funds)
                                Class A                                                           0.00
                                Class M1                                                          0.00
                                Class M2A                                                         0.00
                                Class M2F                                                         0.00
                                Class M3                                                          0.00
                                Class M4                                                          0.00

          Remaining Net Rate Carryover Shortfall
                                Class A                                                           0.00
                                Class M1                                                          0.00
                                Class M2A                                                         0.00
                                Class M2F                                                         0.00
                                Class M3                                                          0.00
                                Class M4                                                          0.00
          Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                 Group Totals
                                                                           Principal
                                Category               Number               Balance               Percentage
                                1 Month                         39            4,579,355.61                  1.18 %
                                2 Month                          2              245,975.16                  0.06 %
                                3 Month                          2              159,740.77                  0.04 %
                                 Total                          43            4,985,071.54                  1.28 %

                                Foreclosure Reporting:
          Number of Foreclosure Loans that are Current                                                                    0
          Principal Balance of Foreclosure Loans that are Current                                                      0.00
          Number of Foreclosure Loans that are 1 Month Delinquent                                                         0
          Principal Balance of Foreclosure Loans that are 1 Month Delinquent                                           0.00
          Number of Foreclosure Loans that are 2 Months Delinquent                                                        6
          Principal Balance of Foreclosure Loans that are 2 Months Delinquent                                  1,000,400.71
          Number of Foreclosure Loans that are 3+ Months Delinquent                                                       3
          Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                                   810,104.19
          Total Number of Foreclosure Loans                                                                               9
          Total Principal Balance of Foreclosure Loans                                                         1,810,504.90

                                Bankruptcy Reporting:
          Number of Bankruptcy Loans that are Current                                                                     4
          Principal Balance of Bankruptcy Loans that are Current                                                 473,924.86
          Number of Bankruptcy Loans that are 1 Month Delinquent                                                          0
          Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                                            0.00
          Number of Bankruptcy Loans that are 2 Months Delinquent                                                         0
          Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                                           0.00
          Number of Bankruptcy Loans that are 3+ Months Delinquent                                                        0
          Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent                                          0.00
          Total Number of Bankruptcy Loans                                                                                4
          Total Principal Balance of Bankruptcy Loans                                                            473,924.86

          Number of REO Loans                                                                                       342,301
          Principal Balance of REO Loans                                                                               2.00

Net Rate Cap Fund:
          Beginning Balance                                                                                        5,000.00
          Net Rate Cap Fund Deposit                                                                                    0.00
          Withdrawals to Distribution Acccount                                                                         0.00
          Ending Balance                                                                                           5,000.00

Prefunding Account:
          Beginning Balance                                                                                            0.00
          Subsequent Mortgage Loans                                                                                    0.00
          Excess Funding Amount                                                                                        0.00
          Ending Balance                                                                                               0.00

First Payment Loan Account:
          Beginning Balance                                                                                            0.00
          First Payment Loan Shortfall                                                                                 0.00
          Withdrawals to Seller                                                                                        0.00
          Ending Balance                                                                                               0.00

Performance Trigger Information:
          Cumulative Loss Event:
          Cumulative Net Losses                                                                                        0.00
          Cumulative Net Losses as percentage of Initial Colateral Balance                                           0.00 %
          Cumulative Loss Event Threshold                                                                            3.00 %
          Cumulative Loss Event is NOT in Effect

          Delinquency Event:
          Three Month Delinquency Rate                                                                               0.56 %
          Delinquency Event Threshold                                                                                7.58 %
          Delinquency Event is NOT in Effect

          Servicer Termination Test
          Cumulative Net Losses as percentage of Initial Colateral Balance                                           0.00 %
          Servicer Termination Event Cumulative Loss Threshold                                                       5.10 %

          Three Month 90 Day Delinquency Rate                                                                        0.42 %
          Servicer Termination Event Delinquency Threshold                                                          30.00 %
          Servicer Termination Event is NOT in Effect

Overcolateralization Information:
          Beginning OC                                                                                         7,000,000.00
          Ending OC                                                                                            7,000,000.00
          Required OC                                                                                          7,000,000.00
          OC Deficiency                                                                                                0.00
          OC Floor                                                                                             2,000,000.00

